UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2004

Commission file number 0-27074

SECURE COMPUTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	52-1637226
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4810 Harwood Road, San Jose, CA	95124
(Address of principal executive offices)	(Zip code)

(408) 979-6100

Registrant’s telephone number, including area code

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure Of Directors or Principal Officers: Election of Directors: Appointment of Principal Officers.

Effective December 13, 2004, Timothy McGurran has stepped down as President and Chief Operating Officer of Secure Computing Corporation, which includes all of his director and officer positions with the Company and its subsidiaries. Mr. McGurran’s change in employment status is for personal reasons and is not in any way related to his job performance or his fiscal responsibilities to Secure Computing. John McNulty, Chairman and Chief Executive Officer, will assume Mr. McGurran’s responsibilities.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated December 13, 2004 issued by Secure Computing Corporation regarding Tim McGurran’s resignation as director and officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURE COMPUTING CORPORATION

Date: December 13, 2004	By:	/s/ Timothy J. Steinkopf
Timothy J. Steinkopf,
Senior Vice President
and Chief Financial Officer
(Duly authorized officer and
Principal Financial Officer)